UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2026

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40766	82-0497368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

369 Inverness Parkway, Suite 350, Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

(720) 340-4949

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LWLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2026, the Board of Directors (the “Board”) of Lightwave Logic, Inc. (the “Company”) appointed Snizhana “Ana” Quan as the Company’s Principal Financial Officer and Principal Accounting Officer, effective immediately. Ms. Quan’s appointment follows the previously announced retirement of James S. Marcelli from his roles as the Company’s Chief Financial Officer and Chief Operating Officer and as a director of the Company effective as of December 31, 2025.

Snizhana Quan, age 47, has served as the Company’s Corporate Controller since October 2023. Prior to joining the Company, Ms. Quan served as the Global Corporate Controller of Stolle Machinery Company, LLC (“Stolle”) from May 2019 through October 2023 and as the Assistant Controller of Stolle from May 2018 through April 2019. From February 2017 through May 2018, Ms. Quan served as the Director of Corporate Accounting and SEC Reporting of Frontier Airlines (Nasdaq: ULCC). From June 2015 through February 2017, Ms. Quan also served as Director of Accounting and Financial Reporting for NTT America, the largest subsidiary of Tokyo-based NTT Communications, having previously served as its Senior Manager of Financial Reporting and Technical Accounting from February 2014 through May 2015. Ms. Quan also held financial and accounting roles of increasing responsibility at Western Union (NYSE: WU) from August 2012 through February 2014 and The Comex Group from June 2009 through August 2012. Ms. Quan began her career at KPMG LLP, where she worked in audit and risk advisory services from August 2005 through April 2009. Ms. Quan holds a Bachelor of Science in Business Administration – Accounting/Finance from the University of Colorado and is a certified public accountant in Colorado.

There are no arrangements or understandings between Ms. Quan and any other person pursuant to which she was appointed as the Company’s Principal Financial Officer and Principal Accounting Officer, and there are no family relationships among any of the Company’s directors or executive officers and Ms. Quan. Additionally, Ms. Quan has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ Snizhana Quan
Name:	Snizhana Quan
Title:	Principal Financial Officer and Principal Accounting Officer

Dated: January 8, 2026